                                                                    EXHIBIT 10.1

         FOURTH MODIFICATION TO BUSINESS LOAN AND SECURITY AGREEMENT

              THIS FOURTH MODIFICATION TO BUSINESS LOAN AND SECURITY AGREEMENT (this "Modification") is made as of the 12th day of February, 1997, by and among (i) NATIONSBANK, N.A., a national banking association ("NationsBank"), having offices at 8300 Greensboro Drive, Suite 550, McLean, Virginia 22102;
(ii) FLEET CAPITAL CORPORATION, a Rhode Island corporation ("Fleet"), having offices at 300 Galleria Parkway Northwest, Suite 800, Atlanta, Georgia 30339;
(iii) SIGNET BANK, a Virginia banking corporation ("Signet"), having offices at 7799 Leesburg Pike, Falls Church, Virginia 22043; and (iv) BTG, INC., a Virginia corporation ("BTG"); ADVANCED COMPUTER TECHNOLOGY, INC., a Delaware corporation ("ACTECH"); BDS, INC., a Virginia corporation ("BDS"); DELTA RESEARCH CORPORATION, a Virginia corporation ("DELTA"); BTG PRODUCTS, INC., a Virginia corporation ("BTGPRO"); CONCEPT AUTOMATION, INC. OF AMERICA, a Virginia corporation ("CAI"); and CONCEPT AUTOMATION SERVICES, INC., a Virginia corporation ("CAS"); all having principal offices at 1945 Old Gallows Road, Vienna, Virginia 22182. For purposes hereof, (a) NationsBank (acting in its capacity as agent for the Lenders) is referred to herein as the "Agent"; (b) NationsBank (acting on its own behalf as a Lender), Fleet and Signet and each other person or entity hereafter becoming a "Lender" pursuant to the Loan Agreement (hereinafter defined) are hereinafter referred to individually as a "Lender" and collectively as the "Lenders"; and (c) BTG, ACTECH, BDS, DELTA, BTGPRO, CAI, CAS and each other person or entity hereafter executing a "Joinder Agreement" pursuant to the Loan Agreement are hereinafter referred to individually as a "Borrower" and collectively as the "Borrowers". Capitalized terms used, but not defined, in this Modification shall have the meanings attributed to such terms in the Loan Agreement.

W I T N E S S E T H   T H A T:

WHEREAS, pursuant to the terms and conditions of a certain Business Loan and Security Agreement dated November 28, 1995 (the "Original Loan Agreement", and as amended by the hereinafter defined First Modification, Second Modification and Third Modification, the "Loan Agreement"), by and among the Borrowers, NationsBank and the Agent, the Borrowers obtained a loan (the "Loan") from NationsBank in the maximum principal amount of Sixty Million and No/100 Dollars ($60,000,000.00), secured by, among other things, certain collateral more fully described in Article III, Section 1 of the Loan Agreement; and

              WHEREAS, the Loan was originally evidenced by a certain Revolving Promissory Note dated November 28, 1995 (the "Original Note"), made by the





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Borrowers and payable to the order of the Agent, in the maximum principal amount of Sixty Million and No/100 Dollars ($60,000,000.00); and

              WHEREAS, pursuant to the terms and conditions of a certain First Modification to Business Loan and Security Agreement dated February 16, 1996 (the "First Modification"), the Original Loan Agreement was amended to evidence NationsBank's consent to, among other things, BTG's issuance and sale of certain subordinate notes and warrants to Nomura Holding of America, Inc., a Delaware corporation; and

              WHEREAS, pursuant to the terms and conditions of a certain Second Modification to Business Loan and Security Agreement dated March 28, 1996 (the "Second Modification"), Fleet, Sanwa Business Credit Corporation, a Delaware corporation ("Sanwa") and Signet became Lender parties to the Original Loan Agreement, as theretofore modified, and agreed to be bound by the terms and conditions thereof and advance loan proceeds in accordance therewith (NationsBank, acting in its capacity as a Lender, Fleet, Sanwa and Signet are each individually referred to as an "Original Lender" and collectively as the "Original Lenders"); and

              WHEREAS, concurrent with the execution of the Second Modification, the Original Note was substituted and replaced by four (4) separate Revolving Promissory Notes dated March 28, 1996 (as amended by the hereinafter defined First Allonge and Second Allonge, each herein referred to as a "Replacement Note" and all collectively referred to as, the "Replacement Notes"), each made by the Borrowers and payable to the order of an Original Lender, in the aggregate maximum principal amount of Sixty Million Dollars ($60,000,000); and

               WHEREAS, pursuant to the terms and conditions of a certain Third Modification to Business Loan and Security Agreement dated October 1, 1996 (the "Third Modification"), the Original Loan Agreement, as theretofore modified, was further modified to (i) evidence the Original Lenders' consent to, among other things, BTG entering into a financing arrangement with Deutsche Financial Services Corporation, a Nevada corporation ("DFS"), for the sole purpose of funding BTG's acquisition of inventory, and CAI entering into a financing arrangement with DFS in connection with CAI's performance under two (2) particular Government Contracts; and (ii) reflect an increase in the maximum principal amount of the Loan from Sixty Million and No/100 Dollars ($60,000,000.00) to Eighty-five Million and No/100 Dollars ($85,000,000.00);
and





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              WHEREAS, concurrent with the execution of the Third Modification, each of the Replacement Notes was amended, respectively, pursuant to four (4) certain Allonges and First Modifications to Promissory Note dated October 1, 1996 (collectively, the "First Allonges"), to evidence the increase in the maximum principal amount of the Loan from Sixty Million and No/100 Dollars ($60,000,000.00) to Eighty-five Million and No/100 Dollars ($85,000,000.00);
and

              WHEREAS, the Borrowers and Lenders have agreed, subject to the terms and conditions set forth herein, to (i) increase Borrowers' Tangible Net Worth requirements; (ii) delete the Funded Debt to Tangible Net Worth Ratio covenant; (iii) modify the limitation on the amount of investments and/or capital expenditures which the Borrowers are permitted to make or expend during the fiscal year ending March 31, 1997; (iv) modify the Additional Libor Percentage (as defined in the Replacement Notes, as heretofore modified); (v) provide for the making of payments, loans or advances by the Borrowers to a newly formed subsidiary of BTG known as Community Networks, Inc., a Virginia corporation ("CNI"), for the purpose of funding development costs incurred or to be incurred by CNI; and (vi) confirm that all of the Borrowers' right, title and interest in and to the capital stock of CNI, whether now owned or hereafter acquired (the "CNI Stock") has been pledged to the Agent (for the benefit of the Lenders); and

              WHEREAS, the Borrowers and Lenders have agreed, subject to the terms and conditions set forth herein, that one hundred eighty (180) day Interest Periods for Loan advances bearing interest on a LIBOR basis shall no longer be available; and

              WHEREAS, the Borrowers and Lenders desire to acknowledge and confirm that NationsBank has acquired all of Sanwa's right, title and interest in and to the Loan.

              NOW THEREFORE, for Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. The foregoing recitals are hereby incorporated herein by this reference and made a part hereof, with the same force and effect as if fully set forth herein.

2. The definition of "Interest Period" set forth in the "Certain Definitions" section of the Loan Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:





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                    ""INTEREST PERIOD" means as to any Loan proceeds for which the Borrowers have elected LIBOR based interest in accordance with this Agreement, the period commencing on and including the date such LIBOR election is effective (or the effective date of the Borrowers' election to convert any portion of the Loan to a LIBOR interest basis in accordance with the provisions of this Agreement) and ending on and including the day which is between one (1) and ninety (90) days, as available, and as selected by the Borrowers in accordance with the provisions of this Agreement; provided, however, that: (i) the first day of any Interest Period shall be a Business Day; (ii) if any Interest Period would end on a day that would not be a Business day, such Interest Period shall be extended to the next succeeding Business Day; and (iii) no Interest Period shall extend beyond (a) the maturity date of the Loan; or
                    (b) the tenth (10th) day following the expiration of any Quarterly Period (hereinafter defined), unless such Interest Period commenced during the first ten (10) days of the first calendar month of such Quarterly Period (i.e., the 1st through the 10th day of February, May, August or November, as applicable)."

1. The "Certain Definitions" section of the Loan Agreement is hereby amended by adding the following definitions of "Additional Libor Percentage", "CNI" and "Funded Debt" therein:

                           "ADDITIONAL LIBOR PERCENTAGE" shall have the meaning assigned to such term in Exhibit 7 attached to this Agreement.

                           "CNI" shall mean Community Networks, Inc., a
                           Virginia corporation.

                           "CONSOLIDATED EBITDA" shall mean earnings, before interest, taxes, depreciation and amortization for the four (4) consecutive fiscal quarters of the Borrowers ended on any date of determination, calculated on a consolidated basis in accordance with generally accepted accounting principles.





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                           "FUNDED DEBT" shall mean borrowed funds, whether
                           senior or subordinated, secured or unsecured, or in the form of loans or capitalized leases."

1.            The Tangible Net Worth Covenant set forth in Section 15 of
Article VI of the Loan Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

                      "Tangible Net Worth. The Borrowers will maintain on a consolidated basis at all times during the following periods, Tangible Net Worth of not less than the following amounts:

                                                         Required Consolidated
                      Periods                             Tangible Net Worth
              ----------------------------------          --------------------
              From 12/31/96 through 03/30/97                     $40,000,000
              From 03/31/97 through 03/30/98                     $45,000,000
              From 03/31/98 through the Maturity Date            $53,000,000

              For purposes of this Agreement, "Tangible Net Worth" shall mean all capital stock, paid in capital and retained earnings, less all Treasury stock, amounts due from officers, directors, stockholders and members of their immediate families, amounts due from affiliates (to the extent that such amounts are part of the Borrowers' consolidated net worth), investments in non-marketable securities, notes receivable of affiliated companies (to the extent that such amounts are part of the Borrowers' consolidated net worth), leasehold improvements, goodwill, non-competition agreements, capitalized organization and development costs, capitalized expenses, loan costs, patents, trademarks, copyrights, franchises, licenses and other intangible assets."

1.            The Funded Debt to Tangible Net Worth Ratio covenant set forth in
Section 15 of Article VI of the Loan Agreement is hereby deleted in its entirety.

2. Section 10 of Article VII of the Loan Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

                    "CAPITAL EXPENDITURES. On a consolidated basis, make any investment or capital expenditure including, but not limited to, expenditures for leasehold improvements or the





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                    acquisition of the assets of any other firm, person,
                    company, corporation or enterprise, in excess of Two Million Two Hundred Thousand Dollars ($2,200,000) during the Borrowers' fiscal year ending March 31, 1997, and One Million Four Hundred Thousand Dollars ($1,400,000) during any fiscal year thereafter; and"

1. Article VII of the Loan Agreement is hereby amended by adding the following new negative covenant:

                    "PAYMENTS TO CNI. Suffer or permit any Borrower to make any payments, loans or advances to or for the benefit of CNI in excess of Four Million Four Hundred Thousand Dollars ($4,400,000), in the aggregate, throughout the term of the Loan; it being understood and agreed that any such payments, loans or advances constituting capital expenditures shall also be subject to the limitations set forth in Section 10 of Article VII and the other provisions of this Agreement."

1. The form Request for Advance and Certification attached to the Loan Agreement as Exhibit 4 is hereby deleted in its entirety and the form Request for Advance and Certification attached hereto as "Exhibit 4" substituted in lieu thereof.

2. Exhibit 7 attached to the Loan Agreement is hereby amended by adding the following provision as a new section at the end thereof:

                          "ADDITIONAL LIBOR PERCENTAGE

                    From and after the effective date of the Second Allonges (as defined in the Fourth Modification to Business Loan and Security Agreement dated February ___, 1997, by and among the Agent, Lenders and Borrowers) until the first Calculation Date (hereinafter defined), the term Additional Libor Percentage shall mean one and three-quarters percent (1.75%). From and after the first Calculation Date, the term Additional Libor Percentage shall mean the percentage which corresponds to the Borrowers' Leverage Ratio, as set forth below:





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
--------------------------------------------------------------    Additional
Leverage Ratio                                                Libor Percentage
--------------                                                ----------------
greater than or equal to 4.0, but less than 5.0                  2.00%
greater than or equal to 3.0, but less than 4.0                  1.75%
greater than or equal to 2.0, but less than 3.0                  1.50%
less than 2.0                                                    1.25%

For purposes hereof the Borrowers' Leverage Ratio shall mean the ratio of Borrowers' Funded Debt to Consolidated EBITDA. Determinations of the applicable Additional Libor Percentage shall be made quarterly, on or before the first (1st) day of each February, May, August and November throughout the term of the Loan (the 1st day of each such month being herein referred to as a "Calculation Date"), based on the quarterly financial statements submitted by the Borrowers for the immediately preceding calendar quarter; it being understood and agreed that if any such quarterly financial statements are not submitted as required hereunder, the applicable Additional Libor Percentage for the ensuing Quarterly Period shall be two percent (2%). The applicable Additional Libor Percentage so determined shall be effective for any Interest Period which commences on or after the applicable Calculation Date, and such rate shall continue to be the applicable Additional Libor Percentage until the next Calculation Date (each such period of effectiveness being herein referred to as a "Quarterly Period")."

1. The Lenders and Borrowers hereby acknowledge and confirm that Sanwa has sold, assigned and transferred to NationsBank, all of Sanwa's right, title and interest in and to the Loan.

2. Simultaneously with the execution of this Modification, Borrowers shall execute and deliver to each Lender an Allonge and Second Modification to Promissory Note (each being referred to herein as a "Second Allonge" and collectively as the "Second Allonges"), pursuant to which each Replacement Note, as heretofore modified, shall be further modified to provide that the Additional Libor Percentage shall be defined and determined in accordance with
Exhibit 7 of the Loan Agreement (as amended hereby).

3. Simultaneously with the execution of this Modification, Borrowers shall (i) pledge to the Agent (for the benefit of the Lenders), the CNI Stock;
(ii) deliver to the Agent original CNI Stock certificates, accompanied by blank stock powers therefor, executed by the Borrowers; and (iii) execute and deliver to the Agent a certain Third Modification to BTG Stock Security Agreement, pursuant to which the Borrowers





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acknowledge and agree that the CNI Stock shall be subject to the terms and conditions of the BTG Stock Security Agreement, as amended.

4. Each Borrower hereby acknowledges and agrees that (i) there are no set-offs or defenses against the Replacement Notes, as heretofore modified (collectively, the "Notes"), the Loan Agreement or any other Loan Document;
(ii) except as specifically amended hereby and by the modification documents expressly referenced herein, all of the terms and conditions of the Notes, the Loan Agreement and the other Loan Documents shall remain unmodified and in full force and effect; (iii) the Notes, the Loan Agreement and the other Loan Documents (as modified hereby and by the other documents expressly referenced herein) are hereby expressly approved, ratified and confirmed; and (iv) the execution, delivery and performance by each Borrower of this Modification (a) is within its corporate powers, (b) has been duly authorized by all necessary corporate action, and (c) does not require the consent or approval of any other person or entity.

5. Concurrent with the execution of this Modification, the Borrowers shall pay all of the Agent's costs and expenses associated with this Modification and the transactions referenced herein or contemplated hereby, including, without limitation, the Agent's reasonable legal fees and expenses.

6. This Modification shall be governed by the laws of the Commonwealth of Virginia and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

7. This Modification may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall be deemed one and the same instrument.

              IN WITNESS WHEREOF, the undersigned have signed, sealed and delivered this Modification on the day and year first above written.

                                  BORROWERS:
                                  ---------

[Corporate Seal]                  BTG, INC.,
ATTEST:                           a Virginia corporation

/s/ Marilynn D. Bersoff           By: /s/ Edward H. Bersoff
-----------------------              ------------------------
Name:  Marilynn D. Bersoff        Name:  Edward H. Bersoff
      --------------------             ----------------------
Title: Secretary                  Title: President and CEO
      --------------------              ---------------------





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[Corporate Seal]                         ADVANCED COMPUTER
ATTEST:                                  TECHNOLOGY, INC., a Delaware
                                         corporation

/s/ Marilynn D. Bersoff                  By: /s/ C. Thomas Nixon
-------------------------                    -----------------------
Name:  Marilynn D. Bersoff               Name:  C. Thomas Nixon
      --------------------                    ------------------------
Title: Secretary                         Title: President
      -------------------                      -----------------------

[Corporate Seal]                         BDS, INC.,
ATTEST:                                  a Virginia corporation

/s/ Marilynn D. Bersoff                  By: /s/ Edward H. Bersoff
-----------------------                      -----------------------
Name:  Marilynn D. Bersoff               Name:  Edward H. Bersoff
      --------------------                    ------------------------
Title: Secretary                         Title: CEO
      --------------------                     -----------------------


                   [Signatures Continue on Following Page]

[Corporate Seal]                         DELTA RESEARCH CORPORATION,
ATTEST:                                  a Virginia corporation

/s/ Marilynn D. Bersoff                  By: /s/ Edward H. Bersoff
-----------------------                      -----------------------
Name:  Marilynn D. Bersoff               Name:  Edward H. Bersoff
      --------------------                    ------------------------
Title: Secretary                         Title: CEO
      -------------------                      -----------------------

[Corporate Seal]                         BTG PRODUCTS, INC.,
ATTEST:                                  a Virginia corporation

/s/ Marilynn D. Bersoff                  By: /s/ Edward H. Bersoff
-----------------------                      -----------------------
Name:  Marilynn D. Bersoff               Name:  Edward H. Bersoff
      --------------------                    ------------------------
Title: Secretary                         Title: CEO
      -------------------                      -----------------------

[Corporate Seal]                         CONCEPT AUTOMATION, INC. OF
ATTEST:                                  AMERICA, a Virginia corporation

/s/ Marilynn D. Bersoff                  By: /s/ Edward H. Bersoff
-----------------------                      -----------------------
Name:  Marilynn D. Bersoff               Name:  Edward H. Bersoff
      --------------------                    ------------------------
Title: Secretary                         Title: CEO
      -------------------                      -----------------------





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[Corporate Seal]                         CONCEPT AUTOMATION SERVICES,
ATTEST:                                  INC., a Virginia corporation

/s/ Marilynn D. Bersoff                  By: /s/ Edward H. Bersoff
-----------------------                      -----------------------
Name: Marilynn D. Bersoff                Name:  Edward H. Bersoff
      -------------------                     ----------------------
Title: Secretary                         Title: CEO
      -------------------                      ---------------------

                                         AGENT:
                                         -----

                                         NATIONSBANK, N.A., a
                                         national banking association, acting
                                         in its capacity as Agent

                                         By: /s/ Douglas T. Brown
                                             ------------------------
                                         Name: Douglas T. Brown
                                         Title: Vice President



                   [Signatures Continue on Following Page]

                                         LENDER(S):
                                         ---------

                                         NATIONSBANK, N.A., a
                                         national banking association

                                         By: /s/ Douglas T. Brown
                                             ------------------------
                                         Name: Douglas T. Brown
                                         Title: Vice President

                                         FLEET CAPITAL CORPORATION, a
                                         Rhode Island corporation

                                         By: /s/ Stuart Solomon
                                            ------------------------
                                         Name: Stuart Solomon
                                         Title: Senior Vice President



                                         SIGNET BANK, a Virginia banking
                                         corporation


                                         By: /s/ R. Mark Swaak
                                             ---------------------------
                                             Name: R. Mark Swaak
                                             Title: Asst. Vice President
                                                   ---------------------


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                                   EXHIBIT 4

                     REQUEST FOR ADVANCE AND CERTIFICATION

                     $85,000,000 REVOLVING CREDIT FACILITY

                              REQUEST FOR ADVANCE

        12    The undersigned, BTG, Inc., a Virginia corporation ("BTG"), for itself and as attorney-in-fact for each Borrower (hereinafter defined) under that certain Business Loan and Security Agreement dated November 28, 1995 (as heretofore modified, the "Loan Agreement"), by and among (i) NationsBank, N.A., a national banking association (acting in its capacity as a Lender), Fleet Capital Corporation, a Rhode Island corporation and Signet Bank, a Virginia banking corporation, (ii) NationsBank, N.A., acting in its capacity as agent, and (iii) BTG, certain subsidiaries of BTG and any person or entity who has become a party thereto by execution of a "Joinder Agreement" pursuant to the Loan Agreement (collectively, the "Borrower"), hereby requests that a Loan advance be made to the Borrower pursuant to Section 4(a) of the Loan Agreement in the amount of ____________________________________ and No/100 Dollars
($__________________). This Loan advance will be effective on __________ and will be at the _______ Prime Rate option or the ________ Libor Rate option (check one). If the Libor Rate option is requested, it shall be effective for a ____ (select 1 through 90) day period, commencing on ___________________ (a Business Day no less than three (3) days from the date of submission of this Request and Certification) and expiring on ______________ (not later than (i) August 31, 1998; or (ii) the expiration of any Quarterly Period (as defined in the Loan Agreement), unless such Interest Period commenced within ten (10) days immediately preceding the commencement of such Quarterly Period).

                                 CERTIFICATION

              The Borrower hereby represents, warrants and certifies that each and all of the representations and warranties set forth in the Loan Documents are being remade and redated as of the date hereof, and are true, correct and complete in all respects as of the date hereof.

              IN WITNESS WHEREOF, the undersigned has executed and delivered this certificate, this ___ day of __________, 19____.

                                      BTG, INC., a Virginia corporation,
                                      attorney-in-fact for each of the Borrowers


                                      By:
                                         ----------------------------
                                      Name:
                                           --------------------------
                                      Title:
                                            -------------------------



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